UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 10, 2009

Yadkin Valley Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-52099	20-4495993
(Commission File Number)	(IRS Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)

(336) 526-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS.

The management of Yadkin Valley Financial Corporation (“Yadkin”) will participate in the Rodman & Renshaw Annual Global Investment Conference in New York, NY beginning on September 9, 2009.  Bill Long, President and Chief Executive Officer, and Edwin Laws, Chief Financial Officer, will meet with analysts and institutional investors, and will provide the attached investor presentation. Yadkin’s investor presentation is scheduled to begin at 2:25 p.m. ET on Thursday, September 10, 2009.

A live webcast of the presentation is available at http://wsw.com/webcast/rrshq15/yavy or through the Investor Relations section of the Company’s website. A replay of the presentation will be available through the Company’s website for 90 days after the event.  A copy of the presentation is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Cautionary Note Regarding Any Forward-Looking Statements

Statements included in this Current Report on Form 8-K (including information incorporated by reference herein) which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 21E of the Securities and Exchange Act of 1934. Yadkin Valley Financial Corporation cautions readers that forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) credit risk associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (2) interest risk involving the effect of a change in interest rates on both the bank’s earnings and the market value of the portfolio equity; (3) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (4) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (5) transaction risk arising from problems with service or product delivery; (6) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (7) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (8) reputation risk that adversely affects earnings or capital arising from negative public opinion; (9) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (10) economic downturn risk resulting in deterioration in the credit markets; (11) greater than expected non-interest expenses; (12) excessive loan losses; and (13) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibits are filed herewith:

Exhibit 99.1          Presentation for the Rodman & Renshaw Annual Global Investment Conference in New York, NY.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN VALLEY FINANCIAL CORPORATION

	By:	/s/ William A. Long
	Name:	William A. Long
	Title:	Chief Executive Officer

Dated: September 10, 2009

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit No.	Exhibit

99.1	Presentation for the Rodman & Renshaw Annual Global Investment Conference in New York, NY.